Advance Capital I, Inc.
Supplement Dated October 27, 2014
To the Prospectus Dated April 30, 2014

Effective October 27, 2014, the Prospectus is revised as follows:

Page 9 under the heading "Management - Portfolio Managers" is replaced as follows:

Portfolio Managers:
* Christopher M. Kostiz, senior portfolio manager since 1995.
* Gregory O. MacKenzie, CFA, portfolio manager since 2004.
* Vincent A. Vitale, CFA, portfolio manager since 2014.
* Luis A. Cely, CFA, portfolio manager since 2014.

Page 14 under the heading "Management - Portfolio Managers" is replaced as follows:

Portfolio Managers:
* Christopher M. Kostiz, senior portfolio manager since 2002.
* Gregory O. MacKenzie, CFA, portfolio manager since 2011.
* Vincent A. Vitale, CFA, portfolio manager since 2014.
* Luis A. Cely, CFA, portfolio manager since 2014.

Page 19 under the heading "Management - Portfolio Managers" is replaced as follows:

Portfolio Managers:
* Christopher M. Kostiz, senior portfolio manager since 2008.
* Gregory O. MacKenzie, CFA, portfolio manager since 2012.
* Vincent A. Vitale, CFA, portfolio manager since 2014.
* Luis A. Cely, CFA, portfolio manager since 2014.

The Prospectus is revised on page 27, under the heading "Management Personnel" as follows:

Management Personnel

The individuals serving as the portfolio management team for ACM include:

Christopher M. Kostiz, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined Advance Capital Management in 1993 and currently serves as President of ACM and Senior Portfolio Manager for the Advance Capital I Funds. In his role, he directs the strategy and structure of the Funds. Mr. Kostiz has served as manager of the Retirement Income Fund and Balanced Fund since 1995, as a portfolio manager on the Equity Growth Fund since 2002 and the Core Equity
Fund since inception in 2008.

Gregory O. MacKenzie, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst designation in 2003. Prior to joining Advance Capital Management in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the management and research of fixed income and equity securities in the Retirement Income Fund, the Balanced Fund, the Equity Growth Fund and the Core Equity Fund. He is instrumental in the overall investment structure of the Advance Capital I Funds.

Vincent A. Vitale, CFA, earned his bachelor's degree in Finance from Michigan State University and his Master's in Finance from Walsh College. He earned the Chartered Financial Analyst designation in 2010 and is a member of the CFA Institute and the CFA Society of Detroit. Prior to joining the firm in 2009, he was employed by Atlas Oil Company as a financial analyst and by Duff & Phelps, LLC, as a senior associate where he consulted publicly and privately held corporations on the value of their businesses. Vince joined Advance Capital Management in 2011 as an investment analyst. In 2014 he was named as a portfolio manager of the Advance Capital I, Inc. Balanced Fund, Equity Growth Fund and Core Equity Fund. He is instrumental in the research, design, and implementation of each strategy.

Luis A. Cely, CFA, earned his undergraduate degree in Mathematics and MBA in Finance from Wayne State University. Luis also earned the Chartered Financial Analyst designation in 2011. Since 2014, Luis has served as a portfolio manager for the firm's equity mutual fund strategies, including the Advance Capital I, Inc. Balanced Fund, Equity Growth Fund and Core Equity Fund. In his role, he is responsible for research and development of the Funds' quantitative investment strategies, as well as fundamental research on various industries. Previously, Luis was an equity analyst on the firm's strategies, since joining the firm in 2011. Prior to joining Advance Capital Management, he worked as an industry analyst for Ducker Worldwide and a credit analyst for LaSalle Bank.

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information, each dated April 30, 2014, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free 1-800-345-4783 or by writing to P.O. Box 3144, Southfield, Michigan 48037.

Please retain this Supplement for future reference.